                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549



                                  FORM 8-K



                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 21, 1994
                                                 -------------------

                               CENTOCOR, INC.
- - ------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

  Pennsylvania                             0-11103              23-2117202
- - ------------------------------------------------------------------------------
(State or other juris-                   (Commission file     (IRS Employer
diction of incorporation)                    number)        Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania              19355
- - ------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
                                                   ------------------------
                               Not applicable
- - ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------


         On April 21, 1994, Genentech,Inc. ("Genentech") filed a patent infringement suit against the Registrant in the United States District Court for the Northern District of California. In its complaint, Genentech alleges that certain of the Registrant's activities related to recombinant immunoglobulin preparations constitute infringement of U.S. patent 4,816,567 which issued to Genentech on March 28, 1989. A press release issued by Genentech on April 21, 1994, stated that the suit encompasses CentoRx(R), a product being developed by the Registrant to treat or prevent the formation of blood clots in the cardiovascular system. The Registrant believes that its activities do not infringe valid claims, if any, of U.S. Patent 4,816,567, and intends to defend vigorously the allegations in the suit.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits:
             --------

               (99) Complaint for Patent Infringement, Genentech, Inc. v.
                                                       ------------------
                    Centocor, Inc., CA C94-1879, filed April 21, 1994 (N.D.CA.)
                    --------------
                    (Exhibit A to the Complaint is not filed with this Current Report on Form 8-K.)

                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTOCOR, INC.
                                    Registrant



Dated:  May 4, 1994                 By: /s/ George D. Hobbs
                                       ----------------------------------
                                         George D. Hobbs
                                         Vice President, Corporate Counsel
                                         and Secretary